UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):   November 5, 2003

COMMUNICATIONS SYSTEMS, INC.

(Exact name of Registrant as specified in its charter)

Minnesota	001-31588	41-0957999
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

213 South Main Street Hector, MN	55342
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (320) 848-6231

Items 1-6 and 8-11 are not applicable and therefore omitted.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

The following is furnished as an exhibit to this Current Report:

Exhibit No.	Description of Exhibit
99.1	Press release issued November 5, 2003.

ITEM 12.  DISCLOSURE OF RESULTS OF OPERATIONS
AND FINANCIAL CONDITION.

On November 5, 2003, Communications Systems, Inc. issued a press release, furnished as Exhibit 99.1 to this Form 8-K, disclosing material non-public information regarding its results of operations for the quarter ended September 30, 2003.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COMMUNICATIONS SYSTEMS, INC.

By	/s/ Paul N. Hanson
Paul N. Hanson
Vice President and Chief Financial Officer

Dated:  November 10, 2003